UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 8, 2016
Adient plc
(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC Dublin 1, Ireland
(Address of principal executive offices)

Registrant’s telephone number, including area code: 414-220-8900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
As previously reported, on October 31, 2016, in connection with Adient plc (“Adient”) becoming an independent, public company, Johnson Controls International plc (“JCI”) transferred its automotive seating and interiors business (the “Adient Business”) to Adient, and Adient issued 100% of its ordinary shares to holders of JCI’s ordinary shares on a pro rata basis.
On November 8, 2016, JCI announced its financial results for its fourth quarter and fiscal year ended September 30, 2016 and issued an earnings release dated November 8, 2016 (the “JCI earnings release”), which JCI furnished as Exhibit 99.1 to JCI’s Current Report on Form 8-K dated as of the date hereof, and also provided presentation slides (the “JCI earnings slides”). These financial results of JCI, as well as the JCI earnings release and JCI earnings slides, include reported results for the Adient Business. The JCI earnings release and JCI earnings slides are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. Adient is also furnishing as Exhibit 99.3 to this Current Report on Form 8-K presentation slides prepared by Adient that contain historical financial information based upon the JCI earnings release and JCI earnings slides, which will be used by Adient in connection with a previously announced investors webcast to be held on the date hereof.
Adient expects to file its Annual Report on Form 10-K for the fiscal year ended September 30, 2016 on November 29, 2016. The combined financial statements of Adient to be included in Adient's Form 10-K will be prepared on a stand-alone basis derived from the consolidated financial statements and accounting records of JCI as if Adient had been operating as a stand-alone company for all years presented. The combined financial statements will be prepared in accordance with generally accepted accounting principles in the United States of America. The assets and liabilities in the combined financial statements will be reflected on a historical cost basis, as included in the consolidated statements of financial position of JCI. The combined statements of operations will include allocations for certain support functions that are provided on a centralized basis by JCI and subsequently recorded at the business unit level, such as expenses related to employee benefits, finance, human resources, risk management, information technology, facilities, and legal, among others. These are allocated to Adient on the basis of direct usage when identifiable, with the remainder allocated on a proportional basis of combined sales, headcount or other measures applicable to Adient. Management believes the assumptions underlying the combined financial statements, including the assumptions regarding the allocation of general corporate expenses from JCI, are reasonable. Nevertheless, the combined financial statements may not include all actual expenses that would have been incurred by Adient and may not reflect the combined results of operations, financial position and cash flows had it been a stand-alone company during the years presented. Actual costs that would have been incurred if Adient had been a stand-alone company would depend on multiple factors, including organizational structure and strategic decisions made in various areas, including information technology and infrastructure. Also, the reported results in the Form 10-K may differ from the results reported by JCI for the Adient Business as a result of the allocations discussed above.
Note Regarding Forward Looking Statements
Statements in this Current Report on Form 8-K, including potential differences between Adient’s results to be reported for the fiscal year ended September 30, 2016 as compared to reported results of the Adient Business reported by JCI for the same period, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the expected tax treatment of the spin-off, the impact of the spin-off on the businesses of Adient, the ability of Adient to meet debt service requirements, the risk that disruptions from the spin-off will harm Adient’s business, competitive responses to the spin-off, general economic and business conditions that affect Adient following the spin-off, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, and cancellation of or changes to commercial arrangements. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission on April 27, 2016, which the SEC declared effective on September 29, 2016, and available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release issued by Johnson Controls International plc, dated November 8, 2016.
99.2	Slide presentation for the fiscal year 2016 fourth quarter and year end update conference call issued by Johnson Controls International plc, dated November 8, 2016.
99.3	Slide presentation of Adient plc, dated November 8, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2016	By:	/s/ Jeffrey M. Stafeil
	Name:	Jeffrey M. Stafeil
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release issued by Johnson Controls International plc, dated November 8, 2016.
99.2	Slide presentation for the fiscal year 2016 fourth quarter and year end update conference call issued by Johnson Controls International plc, dated November 8, 2016.
99.3	Slide presentation of Adient plc, dated November 8, 2016.